Filed pursuant to Rule 497(e)

Registration Nos. 333-265972; 811-23812

SRH REIT COVERED CALL ETF

(NYSE Arca: SRHR)

a series of Elevation Series Trust (the “Trust”)

Supplement Dated September 29, 2025 to the

Fund’s Prospectus dated February 28, 2025

Effective immediately, the Average Annual Total Returns table shall be deleted and replaced in its entirety with the following:

Average Annual Total Returns (for the periods ended December 31, 2024)
	1 Year	Since Inception (November 1, 2023)
Returns before taxes	3.79%	19.54%
Returns after taxes on distributions	1.49%	16.92%
Returns after taxes on distributions and sale of Fund shares	2.45%	13.98%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	34.45%
Morningstar US Real Estate Sector Index (reflects no deduction for fees, expenses or taxes)	5.03%	23.03%

No action is required by shareholders of the Fund. These changes will have no effect on the Fund’s investment objectives or strategies.

_________________________________

You should read this Supplement in conjunction with the Fund’s Prospectus and SAI each dated February 28, 2025. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-877-524-9155.

Please retain this Supplement for future reference.